PGIM Rock ETF Trust

PGIM US Large-Cap Buffer 12 ETF – August PGIM US Large-Cap Buffer 20 ETF – August (each a “Fund” and collectively the “Funds”)

Supplement dated July 24, 2024

to the Funds’ Currently Effective Summary Prospectus and Prospectus

As described in detail in the Funds’ prospectus, an investment in shares of a Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (an approximately one year period over which each Fund seeks to produce the target outcome). The Target Outcome Period for each Fund will commence on August 1, 2024 and end on July 31, 2025. Each Fund’s Cap will not be determined until the start of the Target Outcome Period on August 1, 2024. As of July 24, 2024, the expected range of each Fund’s Cap (before fees and expenses) is set forth below.

Fund Name	Ticker	Estimated Cap Range
PGIM US Large-Cap Buffer 12 ETF –	AUGP	13.5% – 15.5% before fees and expenses
August		(13.0% – 15.0% after taking into account

the Fund’s unitary management fee)
PGIM US Large-Cap Buffer 20 ETF –	PBAU	10.4% – 12.4% before fees and expenses
August		(9.9% – 11.9% after taking into account

the Fund’s unitary management fee)

LR5008AUG